UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934

                        Date of Report: January 16, 2007
                        (Date of earliest event reported)


                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                          000-06217               94-1672743
       --------                          ---------               ----------
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)


        2200 Mission College Blvd., Santa Clara, California           95054-1549
        ---------------------------------------------------           ----------
             (Address of principal executive offices)                 (Zip Code)

                                 (408) 765-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4c))

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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter and fiscal year ended December 30, 2006 and forward-looking statements relating to 2007 as presented in a press release of January 16, 2007. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

     In addition to disclosing financial results calculated in accordance with United States (U.S.) generally accepted accounting principles (GAAP), the company's earnings release contains non-GAAP financial measures that exclude the effects of share-based compensation and the requirements of Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" (SFAS No. 123(R)). The non-GAAP financial measures used by management and disclosed by the company exclude the income statement effects of all forms of share-based compensation and the effects of SFAS No. 123(R) upon the number of diluted common shares used in calculating non-GAAP diluted earnings per share. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The company applied the modified prospective method of adoption of SFAS No. 123(R), under which the effects of SFAS No. 123(R) are reflected in the company's GAAP financial statement presentations for and after the first quarter 2006, but are not reflected in results for prior periods.

     In managing the company's business on a consolidated basis, consistent with how we managed the business prior to the adoption of SFAS No. 123(R), management developed the 2006 annual budget including all components of the income statement, exclusive of share-based compensation. Gross margin, expenses (research and development and marketing, general and administrative), operating income, income taxes, net income and diluted earnings per share (EPS) are the primary consolidated financial measures management uses for planning and forecasting future periods that are affected by share-based compensation. The company's 2006 budget and planning process commenced with a segment-level evaluation which excluded share-based compensation, and culminated with the preparation of a consolidated annual and/or quarterly budget that included these non-GAAP financial measures. This budget, once finalized and approved, served as the basis for the allocation of resources and management of operations. The number of full-time equivalent employees working in manufacturing, research and development, and marketing, general and administrative related roles was determined through the budgeting process exclusive of share-based compensation, and our tax strategies were determined on a consolidated basis exclusive of the expenses and related tax benefit relating to share-based compensation. The accounting expense impact of share-based compensation was not discussed nor considered when assessing and determining gross margin or the appropriate level of budgeted expenses for research and development, and marketing, general and administrative expenses. Accordingly, such amounts were excluded from the budgeted operating income, net income, and earnings per share. GAAP-basis financial statements which include the effects of share-based compensation were only reviewed and analyzed in 2006 for purposes of external reporting where GAAP-basis financial statements are necessary.

     Under our 2006 budget and planning process, consistent with our practice prior to the adoption of SFAS No. 123(R), management did not consider the effects of share-based compensation when seeking to reduce unit costs with the goal of increasing gross margin. When assessing the level of research and development efforts, consistent with our practice prior to the adoption of SFAS No. 123(R), management did not consider the effects of share-based compensation. When making decisions about project spending, administrative budgets, or marketing programs, management did not consider the effects of share-based compensation.

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     In  addition  to  using  the  budget  process  for  planning  and  resource allocation, on a quarterly basis we analyze the performance of our business in 2006 on a consolidated basis by comparing our gross margin, expenses (research and development and marketing, general and administrative), operating income, net income, and diluted earnings per share, each excluding share-based compensation, to the prior period and forecasted amounts developed during the budget and planning process, also excluding share-based compensation. We use these quarterly assessments to evaluate the performance of the business against prior periods and budget and to develop our 2006 business outlook which we communicated to investors.

     Consistent with our practice prior to the adoption of SFAS No. 123(R), the company's share-based compensation plans are established and managed on a company-wide basis, including specification of grant types and amount ranges for employees by category and grade. Our philosophy relative to share-based compensation programs is built on the principle that equity compensation should seek to align employees' actions and behaviors with stockholders' interest; be market competitive; be able to attract, motivate and retain the best employees; and support Intel's belief in a broad-based approach. Share based compensation granted to employees is in addition to, not in lieu of, cash compensation. Accordingly, our share-based compensation programs are evaluated separately from the cost of our other compensation programs. Specifically, our share-based compensation programs are carefully evaluated from the perspective of the resulting dilution and other metrics, and not from the resulting expense to be recorded. For example, our goal has been to keep the potential incremental dilution related to our equity incentive plans (stock options and restricted stock units) to a long-term average of less than 2% annually. The dilution percentage is calculated using the new equity-based awards, net of equity-based awards cancelled due to employees leaving the company and expired stock options, divided by the total outstanding shares at the beginning of the year. Further, as noted above, segment managers were not held accountable for share-based compensation charges in 2006, and these charges did not impact their business unit's operating income (loss). Accordingly, share-based compensation charges have been excluded from the company's measure of segment profitability (operating income) in 2006. Therefore, when evaluating segment operating income, management and the Board of Directors excluded share-based compensation.

     Currently, operating income and net income, both on a per-share basis, are calculated excluding share-based compensation for purposes of evaluating profit-dependent cash incentive compensation paid to employees, including senior management. For example, for 2006, the executive compensation cash incentive plan formula measures EPS as the greater of (a) Intel's operating income or (b) Intel's net income (in both cases excluding the effect of share-based compensation), divided by Intel's weighted average diluted common shares outstanding, excluding the effects of share-based compensation. The calculation of diluted common shares outstanding, excluding the effects of share-based compensation, excludes the proceeds from the remaining unamortized share-based compensation, and adjusts the proceeds from tax benefits by excluding the effects of share-based compensation. The calculation of diluted common shares outstanding, excluding the effects of share-based compensation is similar to the calculation of diluted common shares outstanding, as reported, prior to the adoption of SFAS No. 123(R). Accordingly, when budgeting for the company's 2006 profit-dependent cash incentives, the company applied the formula above to calculate earnings per share excluding share-based compensation so as to be able to factor the appropriate amount of profit dependent cash incentive into the budget.

     The company discloses this non-GAAP information to the public to enable investors to more easily assess the company's performance on the same basis applied by management and to ease comparison on both a GAAP and non-GAAP basis to our prior period results. In particular the company believes that it is useful to investors to understand how the expenses and other adjustments associated with the application of SFAS No. 123(R) are being reflected on the company's income statements. Management believes gross margin, excluding share-based compensation, research and development, excluding share-based compensation, and marketing, general, and administrative expense, excluding share-based compensation, are useful information for investors because the 2006 GAAP measure when compared in isolation with 2005 would indicate a level of increase in those expenses inconsistent with actual performance. We believe that the non-GAAP measures serve to provide a baseline for investors in this first year of adoption to compare actual results for the current year, excluding share-based compensation to the prior year GAAP amounts which exclude share-based compensation.

     Management believes providing 2006 operating income and net income, excluding share-based compensation, is useful information to investors because it assists investors in evaluating operating income and net income consistent with how management evaluated performance and to understand the basis for the company's profit dependent cash incentive plan. Especially in this first year of applying the provisions of SFAS No. 123(R), we believe

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     operating  and net  income as  reported  in our  income  statement  are not comparable to prior year period amounts, and may lead investors to believe business has declined more significantly than would be caused by actual changes in the business (as opposed to changes in accounting treatment
     between  years).   When  presenting  net  income,   excluding   share-based
     compensation, we believe it appropriate to exclude the related tax benefit recognized in the financial statements for purposes of presenting net income or EPS, excluding share-based compensation. Providing diluted earnings per share, excluding share-based compensation assists investors in evaluating diluted earnings per share compared to prior periods. Especially in this first year of applying the provisions of SFAS No. 123(R), we believe diluted earnings per share as reported in our income statement is not comparable to prior year amounts.

     The basis for the company's decision to use these non-GAAP measures excluding share-based compensation is that management has determined in this first year of adoption of SFAS No. 123(R) to continue to evaluate the business on the same basis as prior to the adoption of SFAS No. 123(R) until there is greater familiarity with its effects and until the second year after adoption of SFAS No. 123(R) when financial information is prepared and presented on a consistent basis with the prior year. Share-based compensation represents: 1 point of gross margin, $119 million of research and development expenses, $121 million of marketing, general and administrative expenses, $334 million reduction in total operating income, $236 million reduction in total net income, and a $0.04 reduction in diluted earnings per share for the quarter ended December 30, 2006, compared to zero for all such measures in the quarter ended December 31, 2005. Share-based compensation represents: 1.2 points of gross margin, $107 million of research and development expenses, $125 million of marketing, general and administrative expenses, $335 million reduction in total operating income, $248 million reduction in total net income, and a $0.05 reduction in diluted earnings per share for the quarter ended September 30, 2006. Share-based compensation represents: 1.0 point of gross margin, $487 million of research and development expenses, $539 million of marketing, general and administrative expenses, $1,375 million reduction in total operating income, $987 million reduction in total net income, and a $0.17 reduction in diluted earnings per share for the year ended December 30, 2006, compared to zero for all such measures in the year ended December 31, 2005.

     Unlike other forms of compensation, share-based compensation was not recognized prior to January 1, 2006 when we adopted the provisions of SFAS No. 123(R). Additionally, when management determines the annual merit and promotional budget for compensation, the effects of share-based compensation on the company's financial statements are not considered. Rather share-based awards are generally granted via a fixed formula depending on position and level of the employee. In addition, segment managers were held accountable for other forms of compensation, and as such those compensation charges are included in the segments' results and in the budget and planning processes of our reporting segments in 2006.

     A material limitation associated with the use of these measures as compared to the related GAAP measures is that they may reduce comparability with other companies who may use different types of equity incentive awards, or whose compensation structures may use share-based compensation to a greater

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     or lesser extent as part of their overall  compensation.  These differences may cause our non-GAAP measures excluding share-based compensation to not be comparable to other companies' non-GAAP measures excluding share-based compensation. Other material limitations associated with the use of these measures as compared to the GAAP comparable measure include: gross margin, excluding share-based compensation, does not include all costs related to the cost of inventory sold during the period; research and development, excluding share-based compensation, does not include all costs related to the research and development needed to bring new products to the market;
     marketing,   general  and  administrative  expenses  excluding  share-based compensation, does not include all costs related to the marketing, general and administrative efforts required to manage our company and sell our products. A material limitation with using operating income, excluding share-based compensation, net income, excluding share-based compensation, and diluted earnings per share, excluding share-based compensation, is that they do not include all costs typically included in the presentation of the comparable GAAP measure, and they may not include all costs related to hiring and retaining qualified employees.

     Although these non-GAAP financial measures adjust cost, expenses and diluted share items to exclude the accounting treatment of share-based compensation, they should not be viewed as a pro forma presentation reflecting the elimination of the underlying share-based compensation programs. Thus, our non-GAAP presentations are not intended to present, and should not be used, as a basis for assessing what our operating results might be if we were to eliminate our share-based compensation programs. Our equity incentive plans are an important element of the company's compensation structure and GAAP indicates that all forms of share-based payments should be valued and included as appropriate in results of operations.

     Because of the foregoing limitations, management does not intend to use the non-GAAP financial measures when assessing the company's performance against that of other companies. The company manages its share-based compensation plans in the aggregate against certain metrics rather than reviewing financial statement impacts by financial statement line item. Specifically, our goal has been to keep the potential incremental dilution related to our equity incentive plans (stock options and restricted stock units) to a long-term average of less than 2% annually. The dilution percentage is calculated using the new equity-based awards, net of equity-based awards cancelled due to employees leaving the company and expired stock options, divided by the total outstanding shares at the beginning of the year.


Item 7.01 REGULATION FD DISCLOSURE

     In connection with the company's ongoing program designed to improve operational efficiency and results, the company previously announced that it had determined on August 30, 2006 to undertake a number of additional actions recommended by the company's Structure and Efficiency Taskforce relating to organizational efficiency, business processes and programs (collectively, the "Efficiency Plan"). The company's workforce on July 1, 2006, before these additional actions began, was 102,500 persons, and on December 30, 2006, was 94,100 persons. The company's workforce is expected to be further reduced to approximately 92,000 by the middle of 2007.

     The company recorded restructuring and asset impairment charges of $457 million in the fourth quarter of 2006 ($555 million for 2006).

     In connection with the divestiture in the fourth quarter of 2006 of certain assets of our communications and application processor business, the company recorded non-cash impairment costs of $103 million for tools and related installation costs in the fourth quarter.

     Separately, in response to the divestiture and a subsequent assessment of Intel's worldwide manufacturing capacity operations, on January 12, 2007, Intel Corporation approved a plan to place for sale its fabrication facility in Colorado Springs, Colorado. The assets subject to this impairment were principally used in support of the communications and application processor business.

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     Although the company is in the process of completing the valuation of land, buildings and equipment at the facility, the company expects aggregate non-cash land, building and equipment write-downs of approximately $214 million, and this estimate was recorded in the fourth quarter of 2006.

     The company currently expects to incur additional charges related to employee severance and benefit arrangements of approximately $50 million in the first quarter of 2007, which includes the impacts of our ongoing Efficiency Plan and expected severance charges related to the sale of the Colorado Springs facility. This facility currently has approximately 1000 employees. For these employees, plans regarding employee termination benefits will depend in part on the terms of any sales transaction regarding the facility.

     The exact timing of charges from employee severance and benefit arrangements and the related cash outflows, as well as the estimated cost ranges by category type, has not been finalized. This information will be subject to the finalization of timetables for the transition of functions, local labor law requirements, including consultation with appropriate works councils as well as the statutory severance requirements of the particular legal jurisdictions impacted, and the amount and timing of the actual charges may vary due to a variety of factors including the salary, position and number of years of service of the affected employees as well as the type and amount of severance benefits offered to employees.

     Additional, presently undetermined, charges related to the Efficiency Plan may be incurred in the 2007, 2008 and 2009 fiscal years. Additional details will be provided in the company's earnings releases and Business Outlook statements published quarterly in such fiscal years. The Efficiency Plan reflects the Corporation's intention only.

     This Form 8-K and attached press release contain forward-looking statements that involve risks, uncertainties and assumptions. In addition to the factors addressed in the attached press release relating to forward looking statements made in the press release, many factors could affect the planned sale of the Colorado Springs facility, the Efficiency Plan and the company's actual results, and if the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of the company may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any to any projections of charges or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the timing and execution of the planned sale of the Colorado Springs facility or any restructuring plan; benefit program changes and the extent of employees impacted by planned sale of the Colorado Springs facility or the restructuring; and any statements or assumptions underlying any of the foregoing; the extent or timing of cost savings, use of cost savings, revenue or profitability improvements, or other financial items; any statements concerning the company's expected competitive position or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Intel presently considers the factors set forth below to be the important factors that could cause actual results to differ materially from the company's published expectations: risks, uncertainties and assumptions including the timing and execution of plans and programs subject to local labor law requirements, including consultation with appropriate works councils; assumptions related to severance and post-retirement costs; future acquisitions, dispositions, investments, new business initiatives and changes in product roadmap, development and manufacturing which may affect expense and employment levels at the company; assumptions relating to product demand and the business environment; and other risk factors that are described from time to time in the company's Securities and Exchange Commission reports, including but not limited to the risk factors described in the company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006, and other reports filed after the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005. The company assumes no obligation to update these forward-looking statements.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTEL CORPORATION
                                        (Registrant)


Date: January 16, 2007                  By:/s/ Andy D. Bryant
                                           -------------------------------------
                                           Andy D. Bryant
                                           Executive Vice President,
                                           Chief Financial and Enterprise
                                           Services Officer and Principal
                                           Accounting Officer

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